                         WATERSIDE CAPITAL CORPORATION





                               2000 Annual Report

         Table of Contents

         Letter to Stockholders...............................  3

         Five-Year Summary of Selected
          Financial Data .....................................  4

         Management's Discussion And Analysis.................  5

         Independent Auditors' Report......................... 10

         Financial Statements................................. 11

         Corporate Information................................ Inside Back Cover

                         Waterside Capital Corporation

                      A Small Business Investment Company

Letter to Stockholders

Fiscal 2000 proved to be a very successful year of operation, with quality controlled growth, continued diversification of the investment portfolio, and current-pay investment origination. Our original business plan has not changed, and we are generating strong net operating income from current pay investments.

We originated $16.9 million in new financings during Fiscal 2000, compared with $18.5 million during Fiscal 1999. We currently have investments in twen-ty-five portfolio companies, compared with twenty the previous year. Of these twenty-five portfolio companies, three are publicly traded, and twenty-two are privately held. As we discussed in our various quarterly reporting over the year, the publicly traded companies experienced extreme volatility in the mar-ket place with the significant market adjustment that materialized during the March--April timeframe.

Our net operating income increased from $1.0 million for Fiscal 1999 to $1.4 million for Fiscal 2000, representing a 34% increase. On a per-share basis, net operating income was $.66 per share for Fiscal 1999 and $.88 per share for Fiscal 2000.

We continued with our disappointment during 2000 with a stock price that we do not believe reflects the true value of our company, given our earnings growth and potential. We continue to believe that market perceptions and valuations often tend to lag underlying realities and true valuations especially in small capitalization stocks. We experienced significant improvement in our net asset value per common share, increasing from $8.90 at June 30, 1999, to $10.65 at June 30, 2000. This 20% improvement in net asset value per share was due to a combination of earnings and the repayment of the stockholders' notes receiv-able. With our current operating performance and growth potential we believe total returns can improve dramatically.

For Fiscal 2001 we will continue the course currently established with quali-ty, controlled growth, and improved operating efficiency. We will again con-tinue diversification of the investment portfolio and emphasize current pay investment origination. Our top priority will be to continue to leverage our return on equity, which should equate to a positive driver for our stock mar-ket valuation.

It has been a very good year at Waterside Capital. We are grateful for the loyalty of our staff and their dedication to the achievement of our goals. On behalf of all directors, managers and employees, we thank you for your contin-ued support.



                                       /s/ J. Alan Lindauer
                                           J. Alan Lindauer
                                           President & CEO



          300 East Main Street . Suite 1380 . Norfolk, Virginia 23510
               (757) 626-1111 . (757) 626-0114 Fax  . E-mail to
                        waterside@watersidecapital.com
                              NASDAQ Symbol WSCC

                 FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA

                                         Year Ended June 30,
                          -----------------------------------------------------
                          1996(1)    1997       1998        1999        2000
                          -------  --------  ----------  ----------  ----------
Summary of Earnings
 Information:
Operating income:
 Dividends..............  $    --  $ 51,425  $  299,080  $1,071,899  $2,189,862
 Interest on debt
  securities............       --     9,430      24,290     717,437   1,009,744
 Interest on cash
  equivalents...........   42,262   166,573     211,440     160,899      37,203
 Fee and other income...   17,255    37,450     271,714     947,013     677,205
                          -------  --------  ----------  ----------  ----------
  Total operating
   income...............   59,517   264,878     806,524   2,897,238   3,914,014
Operating expenses:
 Interest expense.......       --        --          --     417,605   1,224,066
 Other..................   59,777   214,667     635,519   1,387,525   1,645,318
                          -------  --------  ----------  ----------  ----------
  Net operating income
   (loss) before income
   taxes................     (260)   50,211     171,005   1,092,108   1,044,630
Income tax expense
 (benefit)..............   (7,346)  (12,370)    (47,220)     51,000    (352,000)
                          -------  --------  ----------  ----------  ----------
 Net operating income...    7,086    62,581     218,225   1,041,108   1,396,630
Realized gain on
 investments, net of
 income taxes (2).......       --        --          --     234,312   1,426,474
Change in unrealized
 appreciation
 (depreciation) on
 investments, net of
 income taxes (3).......       --   211,700     325,110    (238,376) (1,514,791)
                          -------  --------  ----------  ----------  ----------
  Net increase in
   stockholders' equity
   resulting from
   operations...........  $ 7,086  $274,281  $  543,335  $1,037,044  $1,308,313
                          =======  ========  ==========  ==========  ==========
Net operating income per
 share-basic and
 diluted................  $  0.86  $   0.10  $     0.22  $     0.66  $     0.88
Net increase in
 stockholders' equity
 resulting from
 operations per share--
 basic and diluted......  $  0.86  $   0.44  $     0.54  $     0.66  $     0.83
Weighted average number
 of shares outstanding..    8,220   625,636   1,013,094   1,581,430   1,581,430

                                                 At June 30,
                          ------------------------------------------------------------
                           1996(1)      1997       1998           1999        2000
                          ---------- ---------- -----------    ----------- -----------
Balance Sheet
 Information:
Investments in portfolio
 companies, at fair
 value (4):
 Equity securities......  $       -- $1,142,410 $ 6,724,337    $17,070,782 $23,237,050
 Debt securities........          --         --   1,575,264      6,894,468   8,877,766
 Options and warrants...          --    388,890     206,624        377,000   3,752,744
                          ---------- ---------- -----------    ----------- -----------
  Total investments.....          --  1,481,300   8,506,225     24,342,250  35,867,560
Cash and cash
 equivalents............   3,595,766  2,329,148   4,393,501      1,269,409     118,314
Total assets............   3,655,018  3,963,648  13,374,729     27,109,870  39,098,743
Debentures payable......          --         --          --     12,300,000  19,300,000
Total stockholders'
 equity.................   3,512,636  3,856,417  13,034,288(5)  14,071,269  16,834,391

-------

(1) Through June 30, 1996, the Company operated as a development stage enter-prise. The Company made its first portfolio investment during the year ended June 30, 1997.
(2) Amount presented net of income tax expense of $144,000 for 1999 and $873,000 for 2000.
(3) Amounts have been presented net of deferred income tax expense (benefit) of $129,600, $198,920, ($145,000) and ($926,000), respectively , for the years ended June 30, 1997, 1998, 1999, and 2000.
(4) The Company's portfolio investments are presented at fair value, as deter-mined by the Executive Committee of the Board of Directors, using the Model Valuation Policy as published by the Small Business Administration
    (SBA).
   The valuation policy includes estimates made by management in the absence of readily ascertainable market values. These estimated values may differ from those that would have been used had a ready market for the securities existed. See the Notes to the Company's Financial Statements included else-where herein. The cost of the portfolio investments was $1,140,000, $7,640,893, $23,860,295, and $37,826,396 at June 30, 1997, 1998, 1999 and
   2000, respectively.
(5) In January 1998, the Company completed an initial public offering of 852,000 shares of common stock at $11 per share. The net proceeds for the offering , after $1,288,464 of expenses, were $8,083,536.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

  The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's fiscal year 2000 financial statements and the notes thereto and the other information in-cluded elsewhere in this report. Because of the very limited operating results and history of the Company there can be no assurance that the Company's his-torical financial performance is indicative of its future results of opera-tions.

                                    General

  Waterside Capital Corporation ("Waterside" or the "Company") is a specialty finance company headquartered in Norfolk, Virginia. The Company invests in eq-uity and debt securities to finance the growth, expansion and modernization of small private businesses, primarily in the Mid-Atlantic Region. The Company was formed in 1993 as the Eastern Virginia Small Business Investment Corpora-tion. Through June 30, 1996, the Company operated as a development stage com-pany focused primarily on preparation to commence operation. The Company was licensed in 1996 by the Small Business Administration (SBA) as a Small Busi-ness Investment Company (SBIC) under the Small Business Investment Act of 1958. In October 1996, the Company made its first portfolio investment. In January 1998, the Company completed its Initial Public Offering (IPO) to raise additional equity to support its growth strategy.

  The majority of the Company's operating income is derived from dividend and interest income on portfolio investments and application and processing fees related to investment originations. The remaining portion of the Company's op-erating income comes from interest earned on cash equivalents. The Company's operating expenses primarily consist of payroll, interest expense on SBA de-bentures and the Company's lines of credit and other expenses incidental to the operation. Waterside currently has 7 full time employees and 2 offices from which it operates: Norfolk and Reston, Virginia.

                             Portfolio Composition

  The Company's primary business is investing in and lending to privately owned businesses through investments in subordinated debt, preferred stock and common stock. Substantially all of the Company's investments in subordinated debt securities and preferred stock also include detachable warrants or con-version features. The portfolio composition at June 30, 2000 and 1999 is shown in the following table at fair value:

                                                            June 30,
                                                   -----------------------------
                                                   1999   2000    1999    2000
                                                     %      %       $       $
                                                   -----  -----  ------- -------
     Subordinated debt............................  28.3%  24.8% $ 6,894 $ 8,878
     Preferred stock..............................  66.3   63.7   16,146  22,863
     Common stock warrants........................   1.6   10.5      377   3,753
     Common stock.................................   3.8    1.0      925     374
                                                   -----  -----  ------- -------
       Total...................................... 100.0% 100.0% $24,342 $35,868
                                                                 ======= =======


  The weighted average effective yield on the investment portfolio was 11.21% at June 30, 2000 and 11.26% at June 30, 1999.

  The following tables show the Portfolio Composition by geographic region and industry grouping:

                                                                   June 30,
                                                                   ----------
                                                                   1999  2000
        Geographic region                                          ----  ----
        Mid Atlantic..............................................  66%   57%
        Southeast.................................................   9    15
        Midwest...................................................  16    12
        Northeast.................................................   7    12
        West......................................................   2     4
                                                                   ---   ---
         Total.................................................... 100%  100%

                                                                 June 30,
                                                                 ----------
                                                                 1999  2000
        Industry                                                 ----  ----
        Manufacturing...........................................  25%   27%
        Business Services.......................................  44    22
        Information Technologies................................   2    16
        Telecommunications......................................  15    11
        Education...............................................   7     5
        Other...................................................   7    19
                                                                 ---   ---
         Total.................................................. 100%  100%

  Management intends to continue to diversify the portfolio and will explore new investment opportunities in a variety of industries as market conditions permit.

                             Results of Operations

 2000 Compared to 1999

  For the year ended June 30, 2000, total operating income was $3.9 million compared to the $2.9 million generated during the same period of fiscal 1999. The increase in total operating income is due to increased dividends and in-terest income as a result of the growth in the company's investment portfolio. The 2000 operating income consisted of dividends of $2.2 million, interest on debt securities of $1.0 million, fee and other income of $677,000 and interest on cash equivalents of $37,000.

  Total operating expenses for the year ended June 30, 2000, were $2.9 mil-lion, an increase of $1.1 million or 61.1% from the $1.8 million for fiscal 1999. The increase in operating expenses is primarily attributable to an ap-proximate $800 thousand increase in interest expense due to additional borrowings necessary to fund the growth in the investment portfolio. The re-mainder of the increase is attributable to other expenses necessary to support the growth in the investment portfolio such as legal and travel. Total operat-ing expenses (excluding interest expense) as a percentage of total operating revenue declined to 42% for fiscal 2000 from 48% in the previous year.

  Net operating income for the year 2000 was $1.4 million, which compared fa-vorably to the $1.0 million generated during fiscal 1999 for the reasons dis-cussed above.

  The realized gain on investments, net of income taxes, of $1.4 million for the year ended June 30, 2000 was primarily due to the sale of a significant block of stock in one of the publicly held securities (The Netplex Group, Inc.). This significant gain was partially offset by a realized loss of $527 thousand in one of our privately held companies.

  The decrease in unrealized appreciation / depreciation on investments, net of taxes was $1.5 million for the year ended June 30, 2000 as compared to $238 thousand for the year ended June 30, 1999. The decrease of $1.5 million, net of taxes for the year ended June 30, 2000 was due to a combination of the neg-ative impact of the weakness in the high tech sector of the stock market be-tween March and June, 2000 causing an unrealized decline in the value of the company's publicly traded investments as well as a write down in two portfolio companies who had operational performance below expectations and had not made the required dividend payments to the Company on a timely basis. The decrease in unrealized appreciation on investments, net of taxes, of $238 thousand for the year ended June 30, 1999 was due primarily to the changing stock price of two publicly traded portfolio companies.

  The company issued a 6% stock dividend during the quarter ended March 31, 2000.

1999 Compared to 1998

  Due to the successful completion of its IPO in January 1998 and the Company's initiation of its growth strategy using the proceeds from its IPO, results from the year ended June 30, 1999 do not offer a meaningful comparison with the performance for the year ended June 30, 1998.

  For the year ended June 30, 1999 total operating income was $2.9 million compared to the $807 thousand generated during the same period of 1998. The increase in operating income is due to increased dividends and interest income as a result of the growth in the Company's investment portfolio. The 1999 op-erating income consisted of dividends of $1.1 million, fee and other income of $947 thousand, interest on debt securities of $717 thousand, and interest on cash equivalents of $161 thousand.

  Total operating expenses for the year ended June 30, 1999, were $1.8 mil-lion, consisting primarily of salary and benefits of $914 thousand, interest expense on SBA borrowings of $418 thousand, legal and accounting expenses of $122 thousand, and other operating expenses of $352 thousand. These total op-erating expenses compared to the $636 thousand expended during 1998. Net oper-ating income of $1.0 million for the year ended June 30, 1999 compared favor-ably to the $218 thousand generated during 1998.

  The realized appreciation on investments, net of taxes, of $234 thousand for the year ended June 30, 1999 was due to the sale of our equity investments in four private companies. There were no realized gains during 1998. The decrease in unrealized appreciation on investments, net of taxes, of $238 thousand for the year ended June 30, 1999, was due primarily to the changing stock price of two publicly traded portfolio companies. The increase in unrealized apprecia-tion on investments, net of taxes, was $325 thousand for the year 1998, due primarily to the changing stock price of our publicly traded portfolio compa-ny.

  The company declared and issued a 5% stock dividend during the quarter ended March 31, 1999.


             Financial Condition, Liquidity, and Capital Resources

  The Company utilizes cash flow from operations, proceeds from borrowings un-der its lines of credit and approved SBA leverage and proceeds from investment repayments and redemptions to fund its operations and grow its investment portfolio. Based on its current regulatory capital, the SBA has approved the issuance of up to $28.4 million of debentures for the Company, of which $19.3 million have been issued as of June 30, 2000. The Company also maintains two short term line of credit agreements, which allowed for maximum borrowings of $4.0 million at June 30, 2000. Borrowings against the lines at June 30, 2000 were $2.2 million. The remaining $9.1 million of approved SBA leverage is ex-pected to be issued in fiscal 2001. Under the regulations governing the SBIC program, available SBA leverage is determined based on the SBIC's regulatory capital and investment portfolio mix. Therefore, additional SBA leverage will most likely not be available to the Company unless it raises additional capi-tal. Without additional SBA leverage or other alternative sources of capital, the Company will not be able to continue to grow its investment portfolio at the rate maintained for the last two years. Management is in the process of evaluating various strategic alternatives for the Company, including but not limited to raising additional equity capital through public or private sourc-es, exploring other sources of financing or managing the existing investment portfolio and reinvesting proceeds from repayments and liquidations.

  During the year ended June 30, 2000, the Company funded $10.8 million in new equity investments and $6.1 million in debt securities as compared to the $12.9 million of equity investments and $5.6 million in debt securities made during the fiscal year ended June 30, 1999. To partially fund the new invest-ments, the company borrowed $7 million from the SBA in debentures with a blended interest rate of 7.64% plus a 1.00% annual fee on the outstanding bal-ance. The Company also received $1.5 million in proceeds from the repayment of stockholders' notes receivable and $5.5 million from the repayment or redemp-tion from certain of its investments during the year ended June 30, 2000. These proceeds compared to the $2.7 million received from the repayment or re-demption of certain of its investments during the year ended June 30, 1999.

  Net asset value per common share increased to $10.65 per share at June 30, 2000 from $8.90 per share at June 30, 1999 of which $.83 per share ($1.3 mil-lion) resulted from operations and $.92 per share resulted from repayment of stockholders notes receivable of $1.5 million.

  During the year ended June 30, 2000 cash used in operating activities was $143 thousand as compared to the $1.0 million provided during the year ended June 30, 1999. Although net operating income increased for the year ended June 30, 2000, the income taxes on realized gain on investments also increased and the changes in operating assets and liabilities have resulted in the decrease in cash provided by operating activities. The company used $10.0 million in investing activities during the year ended June 30, 2000 as compared to the $15.9 million used during the year ended June 30,1999. The decrease is due to a slight reduction in investment originations as well as the repayment of both stockholder notes and investee loans. Cash flows provided by financing activi-ties for the year ended June 30, 2000 were $9.0 million compared to $11.8 mil-lion for the year ended June 30, 1999. Both amounts resulted primarily from net borrowings necessary to finance the growth in the company's investment portfolio.

           Quantitative and Qualitative Disclosure About Market Risk

  The Company's business activities contain elements of risk. The company con-siders the principal types of market risk to be: risk of lending and investing in small privately owned companies, valuation risk of portfolio, risk of illi-quidity of portfolio investments, and the competitive market for investment opportunities. The Company considers the management of risk essential to con-ducting its businesses and to maintaining profitability. Accordingly, the Company's risk management systems and procedures are designed to identify and analyze the Company's risks, to set appropriate policies and limits, and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.


  The Company manages its market risk by maintaining a portfolio of equity in-terests that is diverse by industry, geographic area, size of individual in-vestment and borrower. The Company is exposed to a degree of risk of public market price fluctuations as three of the Company's twenty-five investments are in thinly traded, small public companies, whose stock prices have been volatile. The other twenty-two investments are in private business enter-prises. Since there is typically no public market for the equity interest of the small companies in which the Company invests, the valuation of the equity interests in the Company's portfolio of private business enterprises is sub-ject to the estimate of the Company's Executive Committee. In the absence of a readily ascertainable market value, the estimated value of the company's port-folio of equity interests may differ significantly from the values that would be placed on the portfolio if a ready market for the equity interests existed. Any changes in estimated value are recorded in the Company's statement of op-erations as "Net unrealized gains (losses)." Each hypothetical 1% increase or decrease in value of the Company's portfolio of equity securities of $35.9 million at June 30, 2000, and $23.9 million at June 30, 1999, would have re-sulted in unrealized gains or losses and would have changed net increase in stockholders' equity resulting from operations for the year by 17% and less than 15% respectively.

  The Company's sensitivity to changes in interest rates is regularly moni-tored and analyzed by measuring the characteristics of assets and liabilities. The Company utilizes various methods to assess interest rate risk in terms of the potential effect of interest income net of interest expense, the market value of net assets, and the value at risk in an effort to ensure that the Company is insulated from any significant adverse effects from changes in in-terest rates. Based on the model used for the sensitivity of interest income net of interest expense, if the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypo-thetical immediate 100 basis point change in interest rates would have af-fected net increase in stockholders' equity resulting from operations by less than 4% over a twelve month horizon. Although management believes that this measure is indicative of the Company's sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composi-tion of the balance sheet and other business developments that could affect operating results. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this esti-mate.

                          Forward Looking Statements

  Included in this report and other written and oral information by management from time to time, including reports to shareholders, quarterly and semi-an-nual shareholder letters, filings with the Commission, news releases and in-vestor presentations, are forward-looking statements about business objective and strategies, market potential, the Company's ability to expand the geo-graphic scope of its investments, the quality of the Company's due diligence efforts, its financing plans, its vendors, suppliers, and portfolio companies, future financial performance, and other matters that reflect management's ex-pectations as of the date made.

  Except for historical information, all of the statements, expectations, and assumptions contained in the foregoing are "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of risks and uncertainties. It is possible that the as-sumptions made by management--including , but not limited to, the average ma-turity of our investments, the potential to realize investment gains, as these investments mature, investment opportunities, results, performance or expecta-tions--may not materialize. Actual results may differ materially from those projected or implied in any forward-looking statements. In addition to the above factors, other important factors that may effect the company's perfor-mance include: the risks associated with the performance of the Company's portfolio companies, dependencies on key employees, interest rates, the level of economic activity, and competition, as well as other risks described from time to time in the Company's filings with the Securities Exchange Commission, press releases, and other communications. The Company disclaims any intent or obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

                          PRICE RANGE OF COMMON STOCK

  The Company's Common Stock is quoted on the NASDAQ Stock Market under the symbol WSCC. As of August 22, 2000, the Company had 106 stockholders of record and approximately 550 beneficial owners. The following table sets forth the range of high and low bid prices of the Company's common stock as reported on the NASDAQ stock market for the period from February 2, 1998, when public trading of the common stock commenced pursuant to the IPO, through June 30, 2000.

                                                        Bid Price
                                                 -----------------------
                                  Net Asset
                              Value Per Share(1)  High     Low    Close
                              ------------------ ------- ------- -------
1998
 Third Quarter...............       $8.18        $11.750 $10.750 $10.875
 Fourth Quarter..............        8.24         11.375  10.125  11.125
1999
 First Quarter...............       $8.25        $11.375 $ 9.000 $ 9.250
 Second Quarter..............        8.37         10.620   7.500   8.500
 Third Quarter...............        8.72          8.750   6.500   7.250
 Fourth Quarter..............        8.90          7.875   6.000   6.750
2000
 First Quarter...............       $8.98        $ 7.063 $ 6.625 $ 6.875
 Second Quarter..............       11.13          9.438   6.625   9.000
 Third Quarter...............       12.16         10.750   7.563   8.375
 Fourth Quarter..............       10.65          8.500   6.500   6.500

-------
(1) Net asset value per share is determined as of the last day in the calendar quarter and therefore may not reflect the net asset value per share on the date of the high or low sales prices for that specific quarter. The net asset values shown are based on outstanding shares at the end of each quarter and the previously reported values have been restated to reflect the 5% stock dividend declared on February 5, 1999 and the 6% stock divi-dend declared on December 7, 1999.

                         INDEPENDENT AUDITORS' REPORT

The Stockholders and Board of Directors
Waterside Capital Corporation:

  We have audited the accompanying balance sheets of Waterside Capital Corpo-ration, including the schedule of portfolio investments, as of June 30, 1999 and 2000 and the related statements of operations, changes in stockholders' equity and cash flows for each of the years in the three-year period ended June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these fi-nancial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements are free of material misstatement. An audit includes examin-ing, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting princi-ples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits pro-vide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waterside Capital Corpora-tion as of June 30, 1999 and 2000, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2000 in conformity with accounting principles generally accepted in the United States of America.

                                 /s/ KPMG LLP

July 28, 2000
Norfolk, Virginia

                                 BALANCE SHEETS
                             JUNE 30, 1999 AND 2000

                                                        1999         2000
                                                     -----------  -----------
ASSETS:
Investments in portfolio companies, at fair value
 (note 2):
 Equity securities.................................. $17,070,782  $23,237,050
 Debt securities....................................   6,894,468    8,877,766
 Options and warrants...............................     377,000    3,752,744
                                                     -----------  -----------
   Total investments, cost of $23,860,295 and
    $37,826,396
    at June 30, 1999 and 2000, respectively.........  24,342,250   35,867,560
                                                     -----------  -----------
Current assets:
 Cash and cash equivalents..........................   1,269,409      118,314
 Dividends receivable...............................     311,737      654,767
 Interest receivable................................     228,438      222,517
 Note receivable (note 3)...........................     150,000      237,550
 Refundable income taxes............................      43,322      323,322
 Prepaid expenses and other current assets..........      77,916      140,403
                                                     -----------  -----------
  Total Current Assets..............................   2,080,822    1,696,873
Property and equipment, net (note 4)................     118,961      167,919
Deferred income taxes (note 7)......................          --      650,000
Deferred financing costs, net.......................     567,837      716,391
                                                     -----------  -----------
  Total Assets...................................... $27,109,870  $39,098,743
                                                     ===========  ===========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
 Lines of credit.................................... $        --  $ 2,200,000
 Accounts payable...................................      57,142       31,310
 Accrued expenses (note 5)..........................     372,828      733,042
 Deferred revenue...................................     113,631           --
                                                     -----------  -----------
  Total Current Liabilities.........................     543,601    2,964,352
Deferred income taxes (note 7)......................     195,000           --
Debentures payable (note 6).........................  12,300,000   19,300,000
                                                     -----------  -----------
  Total Liabilities.................................  13,038,601   22,264,352
                                                     -----------  -----------
Stockholders' Equity (note 8):
 Common stock, $1 par value, 10,000,000 shares
  authorized, 1,581,430 issued and outstanding at
  June 30, 1999 and 2000, adjusted for stock
  dividends.........................................   1,491,937    1,581,430
 Preferred stock, $1 par value, 25,000 shares
  authorized,
  no shares issued and outstanding..................          --           --
 Additional paid-in capital.........................  12,769,895   14,618,719
 Net unrealized appreciation (depreciation) on
  investments, net of income taxes..................     298,434   (1,216,357)
 Undistributed accumulated earnings.................     966,003    1,850,599
 Stockholders' notes receivable.....................  (1,455,000)          --
                                                     -----------  -----------
  Total Stockholders' Equity........................  14,071,269   16,834,391
Commitments and contingencies (notes 2, 11, 12 and
 13)
  Total Liabilities and Stockholders' Equity........ $27,109,870  $39,098,743
                                                     ===========  ===========
  Net asset value per common share (note 8).........       $8.90       $10.65
                                                     ===========  ===========

                See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                    YEARS ENDED JUNE 30, 1998, 1999 AND 2000

                                                1998       1999        2000
                                              --------  ----------  -----------
Operating Income:
 Dividends..................................  $299,080  $1,071,899  $ 2,189,862
 Interest on debt securities................    24,290     717,437    1,009,744
 Interest on cash equivalents...............   211,440     160,889       37,203
 Fee and other income.......................   271,714     947,013      677,205
                                              --------  ----------  -----------
  Total Operating Income....................   806,524   2,897,238    3,914,014
                                              --------  ----------  -----------
Operating Expenses:
 Management fees (note 10)..................    39,000          --           --
 Salaries and benefits......................   326,261     913,786      994,717
 Legal and accounting.......................    90,592     122,080      167,580
 Interest expense...........................        --     417,605    1,224,066
 Other operating expenses (note 10).........   179,666     351,659      483,021
                                              --------  ----------  -----------
  Total Operating Expenses..................   635,519   1,805,130    2,869,384
                                              --------  ----------  -----------
  Net operating income before income taxes..   171,005   1,092,108    1,044,630
Income tax expense (benefit) (note 7).......   (47,220)     51,000     (352,000)
                                              --------  ----------  -----------
  Net Operating Income......................   218,225   1,041,108    1,396,630
Realized gain on investments, net of income
 taxes of $144,000 and $873,000 for 1999 and
 2000, respectively.........................        --     234,312    1,426,474
Change in unrealized appreciation
 (depreciation) on investments, net of
 income tax expense (benefit) of $198,920,
 $(145,000) and $(926,000) for 1998, 1999
 and 2000, respectively.....................   325,110    (238,376)  (1,514,791)
                                              --------  ----------  -----------
  Net Increase in Stockholders' Equity
   Resulting From Operations................  $543,335  $1,037,044  $ 1,308,313
                                              ========  ==========  ===========
Net increase in stockholders' equity
 resulting from operations per share --
 basic and diluted (notes 8 and 9)..........  $   0.54  $     0.66  $      0.83
                                              ========  ==========  ===========

                See accompanying notes to financial statements.

            STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (NOTE 8)

                   YEARS ENDED JUNE 30, 1998, 1999 AND 2000

                                                              Net unrealized
                                Common Stock     Additional    appreciation    Undistributed Stockholders'     Total
                            --------------------   paid-in   (depreciation) on  accumulated      notes     stockholders'
                             Shares     Amount     capital      investments      earnings     receivable      equity
                            --------- ---------- ----------- ----------------- ------------- ------------- -------------
Balance at June 30, 1997      568,900 $  568,900 $ 5,041,100    $   211,700     $    40,717   $(2,006,000)  $ 3,856,417
Common stock issued
 pursuant to initial
 public offering..........    852,000    852,000   7,231,536             --              --            --     8,083,536
Repayment of stockholders'
 notes receivable.........         --         --          --             --              --       551,000       551,000
Net operating income......         --         --          --             --         218,225            --       218,225
Increase in net unrealized
 appreciation on
 investments, net of
 income taxes.............         --         --          --        325,110              --            --       325,110
                            --------- ---------- -----------    -----------     -----------   -----------   -----------
Balance at June 30, 1998..  1,420,900 $1,420,900 $12,272,636    $   536,810     $   258,942   $(1,455,000)  $13,034,288
5% stock dividend.........     71,037     71,037     497,259             --        (568,359)           --           (63)
Net operating income......         --         --          --             --       1,041,108            --     1,041,108
Net realized gain on
 investments, net of
 income taxes.............         --         --          --             --         234,312            --       234,312
Decrease in net unrealized
 appreciation on
 investments, net of
 income taxes.............         --         --          --       (238,376)             --            --      (238,376)
                            --------- ---------- -----------    -----------     -----------   -----------   -----------
Balance at June 30, 1999..  1,491,937 $1,491,937 $12,769,895    $   298,434     $   966,003   $(1,455,000)  $14,071,269
6% stock dividend.........     89,493     89,493     648,824             --        (738,508)           --          (191)
Capitalization of
 undistributed accumulated
 earnings.................         --         --   1,200,000             --      (1,200,000)           --            --
Repayment of stockholders'
 notes receivable.........         --         --          --             --              --     1,455,000     1,455,000
Net operating income......         --         --          --             --       1,396,630            --     1,396,630
Net realized gain on
 investments, net of
 income taxes.............         --         --          --             --       1,426,474            --     1,426,474
Increase in net unrealized
 depreciation on
 investments, net of
 income taxes.............         --         --          --     (1,514,791)             --            --    (1,514,791)
                            --------- ---------- -----------    -----------     -----------   -----------   -----------
Balance at June 30, 2000..  1,581,430 $1,581,430 $14,618,719    $(1,216,357)    $ 1,850,599   $        --   $16,834,391
                            ========= ========== ===========    ===========     ===========   ===========   ===========

                See accompanying notes to financial statements.

                            STATEMENTS OF CASH FLOWS
                    YEARS ENDED JUNE 30, 1998, 1999 AND 2000

                                             1998        1999         2000
                                          ----------  -----------  -----------
Cash flows from operating activities:
 Net increase in stockholders' equity
  resulting from operations.............. $  543,335  $ 1,037,044  $ 1,308,313
 Adjustments to reconcile net increase in
  stockholders' equity resulting from
  operations to net cash provided by
  (used in) operating activities:
  Decrease (increase) in unrealized
   appreciation (depreciation) on
   investments... .......................   (524,030)     383,376    2,440,791
  Realized gain on investments...........         --     (378,312)  (2,299,474)
  Accretion of preferred stock and loan
   investments...........................         --      (71,823)    (356,423)
  Depreciation and amortization..........     38,634       42,185       66,959
  Deferred income tax expense (benefit)..    151,700      (63,000)    (845,000)
  Loss on disposal of property and
   equipment.............................         --           --          828
  Changes in assets and liabilities
     increasing (decreasing) cash flows
     from operating activities:
    Dividends receivable.................   (121,417)    (138,895)    (343,030)
    Interest receivable..................    (15,542)    (207,166)       5,921
    Refundable income taxes..............     16,752      (43,322)    (280,000)
    Prepaid expenses and other current
     assets..............................    (45,137)     (32,779)     (62,487)
    Other assets.........................       (750)          --           --
    Accounts payable and accrued
     expenses............................     81,510      347,529      334,382
    Deferred revenue.....................         --      113,631     (113,631)
                                          ----------  -----------  -----------
     Net cash provided by (used in)
      operating activities...............    125,055      988,468     (142,851)
                                          ----------  -----------  -----------
Cash flows from investing activities:
 Investments in equity securities made... (5,175,893) (12,872,180) (10,778,709)
 Investments in debt securities made..... (1,325,000)  (5,633,270)  (6,074,509)
 Principal collected on debt securities..         --       66,163    1,254,587
 Issuance of note receivable.............         --     (150,000)    (727,500)
 Proceeds from collection of note
  receivable.............................         --           --      639,950
 Proceeds from collection of
  stockholders' notes receivable.........    551,000           --    1,455,000
 Proceeds from sales of investments......         --    2,670,021    4,288,427
 Acquisition of property and equipment...    (71,345)     (24,731)     (92,299)
 Proceeds from sale of property and
  equipment..............................         --           --        2,000
                                          ----------  -----------  -----------
     Net cash used in investing
      activities......................... (6,021,238) (15,943,997) (10,033,053)
                                          ----------  -----------  -----------
Cash flows from financing activities:
 Proceeds from lines of credit...........         --           --    2,200,000
 Proceeds from debentures payable........         --   12,300,000    7,000,000
 Payment of deferred financing costs.....   (123,000)    (468,500)    (175,000)
 Proceeds from issuance of common stock..  8,083,536           --           --
 Payments in lieu of fractional shares
  associated with stock dividends........         --          (63)        (191)
                                          ----------  -----------  -----------
     Net cash provided by financing
      activities.........................  7,960,536   11,831,437    9,024,809
                                          ----------  -----------  -----------
Net increase (decrease) in cash and cash
 equivalents.............................  2,064,353   (3,124,092)  (1,151,095)
Cash and cash equivalents, beginning of
 year....................................  2,329,148    4,393,501    1,269,409
                                          ----------  -----------  -----------
Cash and cash equivalents, end of year... $4,393,501  $ 1,269,409  $   118,314
                                          ==========  ===========  ===========
Supplemental disclosure of cash flow
 information:
 Cash paid during the year for interest   $       --  $   196,462  $   908,775
                                          ==========  ===========  ===========
 Cash paid during the year for income
  taxes                                   $       --  $   160,000  $   720,000
                                          ==========  ===========  ===========

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 1999 AND 2000

1. Summary of Significant Accounting Policies

 Description of Business

  Waterside Capital Corporation (the "Company") was incorporated in the Com-monwealth of Virginia on July 13, 1993 and is a closed-end investment company licensed by the Small Business Administration (the "SBA") as a Small Business Investment Corporation ("SBIC"). The Company makes equity investments in, and provides loans to, small business concerns to finance their growth, expansion and development. Under applicable SBA regulations, the Company is restricted to investing only in qualified small business concerns as contemplated by the Small Business Investment Act of 1958. The Company made its first loan to a small business concern in October 1996 and its first equity investment in No-vember 1996.

  In January 1998, the Company completed an Initial Public Offering ("IPO") of 852,000 shares of common stock at a price of $11.00 per share. The net pro-ceeds, after $1,288,464 of offering costs, were $8,083,536.

 Cash and Cash Equivalents

  The Company considers all highly liquid securities purchased with insignifi-cant interest rate risk and original maturities of three months or less at the acquisition date to be cash equivalents. Cash and cash equivalents consisted of the following at June 30, 1999 and 2000:

                                                               1999      2000
                                                               ----      ----
     Cash.................................................. $  269,409 $ 118,314
     Repurchase agreements.................................  1,000,000        --
                                                            ---------- ---------
        Total.............................................. $1,269,409 $ 118,314
                                                            ========== =========

  The repurchase agreements reflected above consist of overnight agreements collateralized by U.S. Government securities. Due to the short-term nature of the agreements, the securities are held for the Company by a bank.

 Investment Valuation

  Investments are carried at fair value, as determined by the Executive Com-mittee of the Board of Directors. The Company, through its Board of Directors, has adopted the Model Valuation Policy, as published by the SBA, in Appendix III to Part 107 of Title 12 of the Code of Federal Regulations (the "Policy"). The Policy, among other things, presumes that loans and investments are ac-quired with the intent that they are to be held until maturity or disposed of in the ordinary course of business. Except for interest-bearing securities which are convertible into common stock, interest-bearing securities are val-ued at an amount not greater than cost, with unrealized depreciation being recognized when value is impaired. Equity securities of private companies are presumed to represent cost unless the performance of the portfolio company, positive or negative, indicates otherwise in accordance with the Policy guide-lines. The fair value of equity securities of publicly traded companies are generally valued at their quoted market price discounted due to the investment size or market liquidity concerns and for the effect of restrictions on the sale of such securities. Discounts can range from 0% to 40% for investment size and market liquidity concerns. Actual liquidity discounts in the portfo-lio at June 30, 2000 ranged from 11% to 40%. Discounts for restriction on the sale of the investments are 15% in accordance with the provisions of the Poli-cy. The Company maintains custody of its investments as permitted by the In-vestment Company Act of 1940.

 Realized and Unrealized Gain or Loss on Investments

  Realized gains or losses recorded upon disposition of investments are calcu-lated on the difference between the net proceeds and the cost basis determined using the specific identification method. All other changes in the value of investments, including any provision for losses, are included as changes in the unrealized appreciation or depreciation in the statement of operations.

 Recognition of Interest and Dividend Income

  Interest income is recorded on the accrual basis. In the case of dividends on preferred stock investments where the Company has an agreement stipulating dividends payable, the Company accrues the dividends in income on a pro-rata basis during the year. Otherwise, dividends are recorded as income on the ex-dividend date. The Company ceases to accrue dividends and interest income if the investee is more than 120 days delinquent in their payments. Accretion of loans and preferred stock investments are recorded as a component of interest and dividend income in the statement of operations.

 Fee Income

  Portfolio investment processing fees are recognized as income upon consumma-tion of the related investment transaction.

 Property and Equipment

  Property and equipment is stated at cost. Depreciation and amortization of property and equipment is calculated on the straight-line method over the es-timated useful lives of the assets ranging from five to seven years. Property and equipment held under leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the asset.

 Deferred Financing Costs

  Deferred financing costs consist of origination and processing fees paid in connection with SBA debentures. The origination and processing fees are amor-tized using the effective interest method. Accumulated amortization was $24,412 and $50,859 at June 30, 1999 and 2000, respectively.

 Income Taxes

  Income taxes are accounted for under the asset and liability method. De-ferred tax assets and liabilities are recognized for the future tax conse-quences attributable to differences between the financial carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are ex-pected to be recovered or settled. The effect on deferred tax assets and lia-bilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 Net Increase in Stockholders' Equity Resulting From Operations per Share

  Basic earnings per share has been computed by dividing net increase in stockholders' equity resulting from operations by the weighted average number of common shares outstanding. Diluted earnings per share reflects the poten-tial dilution that could occur assuming the inclusion of common share equiva-lents and has been computed by dividing net increase in stockholders' equity resulting from operations by the weighted average number of common shares and common share equivalents outstanding. Common share equivalents include all outstanding stock options and warrants after applying the treasury stock meth-od.

 Stock Option Plan

  As permitted under Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock Based Compensation, the Company has chosen to ac-count for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB Opinion No. 25), and related interpretations. Accordingly, com-pensation cost for stock options is measured as the excess, if any, of the es-timated fair value of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock.

 Use of Estimates

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investments

  Investments consist primarily of preferred stock and debt securities ob-tained from portfolio companies in accordance with SBIC investment regula-tions. The financial statements include securities valued at $24,342,250 and $35,867,560 at June 30, 1999 and 2000 (89.8% and 91.7% of assets), respective-
ly. The valuation process completed by management includes estimates made by management and the Executive Committee in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and those differences could be material.

3. Note Receivable

  At June 30, 1999, the Company had a note receivable from the chief executive officer of one of its investees. The note earned interest at 9% per annum and matured on June 30, 2000. Interest payments were due monthly and a final in-stallment in the amount of all outstanding principal, plus accrued and unpaid interest, due upon maturity. This note was fully repaid as of June 30, 2000.

  At June 30, 2000, the Company has a note receivable due from a guarantor of one of its liquidated investments. The note earns interest at 9.25% per annum and is due on demand.

4. Property and Equipment

  Property and equipment at June 30, 1999 and 2000 consists of the following:

                                                               1999      2000
                                                               ----      ----
       Furniture and fixtures............................... $  80,479 $  86,895
       Computer equipment and software......................    37,296   119,818
       Leasehold improvements...............................    31,298    31,298
                                                             --------- ---------
                                                               149,073   238,011
       Less accumulated depreciation and amortization.......    30,112    70,092
                                                             --------- ---------
        Property and equipment, net......................... $ 118,961 $ 167,919
                                                             ========= =========

5. Accrued Expenses

  Accrued expenses at June 30, 1999 and 2000 consist of the following:

                                                              1999      2000
                                                              ----      ----
        Accrued accounting and legal expense............... $  37,932 $  40,856
        Accrued salaries and benefits......................   114,766   163,502
        Accrued interest payable...........................   196,730   485,574
        Other accrued expenses.............................    23,400    43,110
                                                            --------- ---------
         Total accrued expenses............................ $ 372,828 $ 733,042
                                                            ========= =========

6. Debentures Payable

  Based on its existing regulatory capital, the SBA has approved the issuance of up to $28.4 million of debentures for the Company. All debentures, if and when issued, bear interest payable semi-annually at a fixed rate and are due at maturity, which is generally 10 years from the date the interest rate is fixed. The debentures are subject to a prepayment penalty for the first five years they are outstanding. During 1999, the Company utilized $12,300,000 of the available facility, $6,000,000 which bears interest at 7.24% and matures on March 1, 2009 and $6,300,000 which bears interest at 8.22% and matures on September 1, 2009. During fiscal 2000, the Company has drawn an additional $7,000,000, which bears interest at 8.64% and matures on March 1, 2010.

7. Income Taxes

  The Company's provision for income taxes for the years ended June 30, 1998, 1999 and 2000 was allocated as follows:

                                                1998       1999        2000
                                                ----       ----        ----
       Income tax expense (benefit)
        attributable to operations..........  $ (47,220) $  51,000   $(352,000)
       Deferred tax expense (benefit)
        attributable to change in unrealized
        appreciation on investments.........    198,920   (145,000)   (926,000)
       Current tax expense attributable to
        realized gain on investments........         --    144,000     873,000
                                              ---------  ---------  -----------
          Total income tax expense
           (benefit)........................  $ 151,700   $ 50,000   $(405,000)
                                              =========  =========  ===========

  The Company's income tax expense (benefit) attributable to operations for the years ended June 30, 1998, 1999 and 2000 is as follows:

                                                  1998       1999      2000
                                                  ----       ----      ----
       Current:
        Federal................................ $      --  $(25,000) $(364,500)
        State..................................        --    (6,000)   (68,500)
                                                ---------  --------  ---------
         Total current taxes...................        --   (31,000)  (433,000)
                                                ---------  --------  ---------
       Deferred:
        Federal................................   (39,720)   68,000     67,000
        State..................................    (7,500)   14,000     14,000
                                                ---------  --------  ---------
         Total deferred taxes..................   (47,220)   82,000     81,000
                                                ---------  --------  ---------
         Total income tax expense (benefit)
          attributable to operations........... $(47,220)   $51,000  $(352,000)
                                                =========  ========  =========

  The 1998, 1999 and 2000 actual tax expense (benefit) attributable to opera-tions differs from the amount which would be provided by applying the statu-tory federal rate to net operating income before income taxes as follows:

                                                 1998       1999       2000
                                                 ----       ----       ----
      Computed "expected" tax expense......... $  58,000  $371,000  $  355,000
      State taxes, net of federal impact......    (5,000)    5,000     (36,000)
      Nontaxable dividend income..............  (102,000) (348,000)   (674,000)
      Other...................................     1,780    23,000       3,000
                                               ---------  --------  ----------
      Total income tax expense (benefit)
       attributable to operations............. $(47,220)  $ 51,000  $(352,000)
                                               =========  ========  ==========

  The Company's deferred tax assets and liabilities at June 30, 1999 and 2000 are as follows:

                                                            1999       2000
                                                            ----       ----
      Deferred tax assets:
       Investments, due to recognition of unrealized
        depreciation and accretion for financial
        statement purposes............................... $      --  $ 645,000
       Organization costs, due to the differing
        amortization methods and implementation of SOP
        98-5.............................................    15,000      8,000
                                                          ---------  ---------
         Total deferred tax assets.......................    15,000    653,000
                                                          ---------  ---------
      Deferred tax liabilities:
       Property and equipment due to differing
        depreciation methods.............................    (9,000)    (3,000)
       Investments, due to recognition of
        unrealized appreciation and accretion for
        financial statement purposes.....................  (201,000)        --
                                                          ---------  ---------
         Total deferred tax liabilities..................  (210,000)    (3,000)
                                                          ---------  ---------
         Net deferred tax assets (liabilities)........... $(195,000) $ 650,000
                                                          =========  =========

  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax as-sets is dependent upon the generation of future taxable income during the pe-riods in which those temporary differences become deductible. Management con-siders the estimated reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods which the deferred tax assets are deductible, manage-ment believes it is more likely than not the Company will realize the benefits of these deductible differences at June 30, 2000. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

8. Stockholders' Equity

 Stockholders' Notes Receivable

  In 1996, the Company completed a private placement under which the Company sold shares of common stock to accredited investors for 50% of the subscrip-tion price paid in cash and the balance financed by a non-interest bearing de-mand recourse promissory note. The Company held the issued shares as collat-eral for the note until the note was repaid in full. Other investors that pur-chased shares in this private placement elected to pay all cash for their shares at the time of issuance. As of June 30, 1999, $1,455,000 of these notes were outstanding.

  On December 3, 1997, the Board of Directors of the Company authorized the officers of the Company to demand that the stockholders repay the notes on or before December 31, 1999. Notice of this demand was sent to the stockholders on December 31, 1997. All notes were repaid during the year ended June 30, 2000.

 Stock Dividend

  On February 5, 1999, the Company declared a 5% stock dividend to sharehold-ers of record as of February 26, 1999. On March 15, 1999, the Company issued 71,037 shares of common stock in conjunction with this dividend. Accordingly, amounts equal to the fair market value (based on quoted market prices) of the additional shares issued have been charged to retained earnings and capital-ized as common stock and additional paid-in capital. Historical earnings per share, weighted average shares outstanding and net asset value per share have been restated to reflect the 5% stock dividend.

  On December 7, 1999, the Company declared a 6% stock dividend to sharehold-ers of record as of January 14, 2000. On January 31, 2000, the Company issued 89,493 shares of common stock in conjunction with this dividend. Accordingly, amounts equal to the fair market value (based on quoted market prices) of the additional shares issued have been charged to retained earnings and capital-ized as common stock and additional paid-in capital. Historical earnings per share, weighted average shares outstanding and net asset value per share have been restated to reflect the 6% stock dividend.

 Undistributed Accumulated Earnings

  Undistributed accumulated earnings at June 30, 1999 and 2000 consist of the following:

                                                             1999       2000
                                                           --------- -----------
       Undistributed accumulated investment income........ $ 731,691 $ 1,389,813
       Undistributed accumulated net realized gains.......   234,312     460,786
                                                           --------- -----------
       Undistributed accumulated earnings................. $ 966,003 $ 1,850,599
                                                           ========= ===========

  Effective December 7, 1999, the Executive Committee of the Company's Board of Directors and the SBA approved the capitalization of $1,200,000 of the Company's undistributed accumulated earnings, which reduced the undistributed accumulated net realized gains disclosed above.

 Stock Option Plan

  During 1998, the Company adopted the Waterside Capital Corporation 1998 Em-ployee Stock Option Plan (the "Plan") pursuant to which the Company may grant stock options to officers and key employees. The Plan, as amended, authorizes the grant of options to purchase up to 212,000 shares of authorized but unissued common stock. Stock options are granted with an exercise price equal to the stock's fair market value at the date of grant. All stock options have ten-year terms and vest on a graded schedule, at which time they become fully exercisable. At June 30, 2000, there were 45,425 additional shares available for future grant under the Plan.

  The per share weighted-average fair value of all stock options granted is $3.6307. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions: ex-pected life of five years, expected volatility of 18.2%, expected dividend yield of 0% and risk-free interest rate of 5.55% for options granted in fiscal 1998; expected life of five years, expected volatility of 17.3%, expected div-idend yield of 0% and risk-free interest rate of 6.01% for options granted in fiscal 1999; and expected life of five years, expected volatility of 51.01%, expected dividend yield of 0% and risk-free interest rate of 6.23% for options granted in fiscal 2000.

  Under the Plan, the employee stock options are dividend protected. As a re-sult, the exercise price of the outstanding options was adjusted downward and the number of options increased so as to equalize the holder's value before and after a stock dividend or split. As a result of the stock dividends de-scribed above, all options outstanding were adjusted in accordance with the Plan.

  The Company applies APB Opinion No. 25 in accounting for its Plan and, ac-cordingly, no compensation cost has been recognized for its stock options in the financial statements. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, the Company's net income would have been reduced to the pro forma amounts in-dicated below:

                                                    1998      1999       2000
                                                    ----      ----       ----
Net increase in stockholders' equity
 resulting                            As reported $543,335 $1,037,044 $1,308,313
 from operations....................  Pro Forma    515,587    855,516  1,154,537

Net increase in stockholders' equity              $   0.54 $     0.66 $     0.83
 resulting                            As reported
 from operations per share--basic
  and diluted.......................  Pro Forma       0.51       0.54       0.73

  Stock option activity during the periods indicated is as follows:

                                                                       Weighted-
                                                                        Average
                                                             Number of Exercise
                                                              shares     Price
                                                             --------- ---------
      Balance at June 30, 1997..............................       --   $   --
      Granted...............................................   86,258     9.90
      Exercised.............................................       --       --
      Forfeited.............................................       --       --
      Expired...............................................       --       --
                                                              -------
      Balance at June 30, 1998..............................   86,258     9.90
      Granted...............................................   22,260     7.75
      Exercised.............................................       --       --
      Forfeited.............................................       --       --
      Expired...............................................       --       --
                                                              -------
      Balance at June 30, 1999..............................  108,518     9.46
      Granted...............................................   83,100     8.19
      Exercised.............................................       --       --
      Forfeited.............................................  (25,043)    9.88
      Expired...............................................       --       --
                                                              -------
      Balance at June 30, 2000..............................  166,575     8.76
                                                              =======

  At June 30, 1998, 1999 and 2000, 10,017, 79,951 and 96,715 options, respec-
tively, were exercisable. The difference between the weighted average exercise prices for all outstanding options and those exercisable on June 30, 2000 was not significant.

  The weighted average remaining contractual life of outstanding options at June 30, 2000 is 8.9 years.

9. Net Increase in Stockholders' Equity Resulting From Operations per Share

  The following table sets forth the calculation of basic and diluted net in-crease in stockholders' equity resulting from operations per share for the years ended June 30, 1998, 1999 and 2000:


                                                  1998       1999       2000
                                                --------- ---------- ----------
Basic net increase in stockholders' equity
 resulting from operations per share:
 Net increase in stockholders' equity resulting
  from operations..............................  $543,335 $1,037,044 $1,308,313
                                                ========= ========== ==========
 Weighted average number of common shares
  outstanding.................................. 1,013,094  1,581,430  1,581,430
                                                ========= ========== ==========
 Basic net increase in stockholders' equity
  resulting from operations per share..........     $0.54      $0.66      $0.83
                                                ========= ========== ==========
Diluted net increase in stockholders' equity
 resulting from operations per share:
 Net increase in stockholders' equity resulting
  from operations..............................  $543,335 $1,037,044 $1,308,313
                                                ========= ========== ==========
 Weighted average number of common shares
  outstanding.................................. 1,013,094  1,581,430  1,581,430
 Dilutive effect of stock options (as
  determined by using the treasury stock
  method)......................................     1,456         --      1,677
                                                --------- ---------- ----------
 Weighted average number of common shares and
  dilutive common shares outstanding........... 1,014,550  1,581,430  1,583,107
                                                ========= ========== ==========
   Diluted net increase in stockholders' equity
    resulting
    from operations per share..................     $0.54      $0.66      $0.83
                                                ========= ========== ==========

10. Related Party Transactions

  During the fiscal year ended June 30, 1998, the Company paid management fees and expenses to a company owned by an officer and director of the Company of $39,000. In addition, for the fiscal years ended June 30, 1998, 1999 and 2000, the Company paid fees of approximately $14,000, $88,000 and $126,000, respec-tively, to an officer and director of the Company and to a partnership owned by an officer and director of the Company for the use of an airplane.

11. Leases

  The Company has three noncancelable operating leases, primarily for office space, that expire over the next three years. The Company nets rent expense with sublease income.

  Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of June 30, 2000 are:

      Year ending June 30,
         2001........................................................ $  65,241
         2002........................................................    65,370
         2003........................................................    33,324
                                                                      ---------
          Total minimum lease payments............................... $ 163,935
                                                                      =========

  Net rental expense for operating leases for the years ended June 30, 1998, 1999 and 2000 was $34,834, $68,376 and $62,468, respectively. Sublease income for the years ended June 30, 1998, 1999 and 2000 was $10,900, $4,900 and
$5,400, respectively.

12. Commitments and Contingencies

 Employment Agreements

  The Company has employment agreements with five active members of manage-ment. These agreements provide for a specified annual base salary and certain discretionary and performance-based bonuses. The contracts also provide for stock options to be granted to the executives, where the executives may pur-chase common shares of the Company at the fair value of the Company's common stock at the time of grant. Annual base salaries under these agreements range from $80,000 to $150,000. The terms for these agreements range from one year to five years and expire on various dates through December

2002. If the employees are terminated by the Executive Committee due to dis-ability or without cause, the compensation of four employees will be paid for a period of 90 days from the termination date, and the compensation of one em-ployee will be paid for a period of two years from termination date. The Company's commitment for termination benefits is approximately $408,000.

 Lines of Credit

  The Company has open lines of credit with two financial institutions with a total availability of $4,000,000. The interest rate on the lines is the bank's prime rate. The outstanding borrowings under the lines of credit at June 30, 2000 was $2,200,000. The $2,500,000 and $1,500,000 lines of credit expire on
November 1, 2000 and August 30, 2000, respectively.

13. Concentration of Credit Risk

  Most of the Company's portfolio investment companies are located in the Mid-Atlantic region of the United States. In addition, three of the Company's portfolio investment companies are in the telecommunications industry. As a result, any adverse impact on the economy of that region or the telecommunica-tions industry could adversely impact the Company's results of operations and financial position.

14. Fair Value of Financial Instruments

  The following summary disclosures are made in accordance with the provisions of SFAS No. 107, Disclosures About Fair Value of Financial Instruments. Fair value is defined in the statement as the amount at which an instrument could be exchanged in a current transaction between willing parties.

  The following methods and assumptions were used to estimate the fair value of each class of financial instruments at June 30, 1999 and 2000:

 Cash and cash equivalents, dividends receivable, interest receivable, note receivable, accounts payable and accrued expenses:

  The carrying amounts approximate fair value because of the short maturity of these instruments.

 Investments in portfolio companies:

  The Company's investments are reflected at fair value in the Company's bal-ance sheets. The fair value of portfolio investments is determined by the Ex-ecutive Committee of the Board of Directors or by current market prices, if available, in accordance with the Company's valuation policy (see note 2).

 Debenture payable:

  The fair value of the debentures payable is estimated by discounting the fu-ture cash flows using current interest rates at which similar notes would be made to borrowers with similar credit ratings. At June 30, 1999, the carrying value of the debentures estimated the fair value as the fixed interest rates approximated market interest rates at that time. The fair value of the $12,300,000 debentures issued in fiscal 1999 was estimated to be $11,612,743 at June 30, 2000. The remaining $7,000,000 in debentures bears an interim rate which approximates current interest rates.

 Stockholders' notes receivable:

  The fair value of the stockholders' notes receivable is estimated by dis-counting the future cash flows using current interest rates at which similar notes would be made to borrowers with similar credit ratings. The fair value at June 30, 1999 was estimated to be $1,394,000.

15. Employee Benefit Plan

  Effective July 1, 1998, the Company adopted the Waterside Capital Corpora-tion Defined Contribution Plan and Trust. The plan is available to all employ-ees of the Company, regardless of age, who have completed at least three months of service. Eligible employees may contribute up to 8% of their compen-sation annually with the Company providing contributions of 50% of the first 6% of participating employees' contributions. In addition, the Company has the ability to make discretionary contributions which will be determined by a res-olution of the Board of Directors. Total employer expense for the plan for the years ended June 30, 1999 and 2000 was $21,708 and $20,721, respectively.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                             JUNE 30, 1999 AND 2000

  The Company's investment portfolio at June 30, 1999 consisted of the follow-ing:

                                                          Cost or
                                              Number of Contributed Fair Market
             Equity Securities:                Shares      Value       Value
             ------------------               --------- ----------- -----------
Publicly Traded Companies:
 Avery Communications, Inc. Common Stock.....   245,000 $  249,900  $  223,685
 Netplex Group, Inc. Preferred Stock......... 1,500,000  1,500,000   1,500,000
 Netplex Group, Inc. Common Stock (a)........   165,000    237,000     427,425
 Electronic Business Systems, Inc. (formerly
  Triangle Imaging Group, Inc.) Preferred
  Stock......................................   150,000  1,321,500   1,321,500
 Electronic Business Systems, Inc. (formerly
  Triangle Imaging Group, Inc.) Convertible
  Preferred Stock............................       700    700,000     700,000
 Electronic Business Systems, Inc. (formerly
  Triangle Imaging Group, Inc.) Common Stock
  (a)........................................   500,000    225,000     273,500

Private Companies:
 Real Time Data Management Services, Inc.
  Preferred Stock............................       400    369,334     557,479
 Coddle Roasted Meats, Inc. Common Stock.....     1,200        120         120
 Delta Education Systems, Inc. Preferred
  Stock......................................     1,625  1,584,643   1,584,643
 Diversified Telecom, Inc. Preferred Stock
  (c)........................................     1,500  1,500,000   1,500,000
 Crispies, Inc. Preferred Stock..............       400    397,760     397,760
 Triangle Biomedical Sciences Preferred
  Stock......................................     1,000  1,000,000   1,000,000
 JMS Worldwide, Inc. Preferred Stock.........     1,500  1,500,000   1,500,000
 EPM Development Systems Corp. Preferred
  Stock......................................     1,500  1,490,527   1,490,527
 Fire King International Preferred Stock.....     2,000  2,000,000   2,000,000
 QuesTech Packaging, Inc. Preferred Stock....       600    600,000     600,000
 SECC (formerly MilleCom, Inc.) Common Stock.        60         60          60
 Eton Court Asset Management, Ltd. Preferred
  Stock......................................     1,000    966,457     966,457
 Fairfax Publishing Co., Inc. Preferred
  Stock......................................     1,100  1,027,626   1,027,626
                                                        ----------  ----------
   Total equity securities...................           16,669,927  17,070,782
                                                        ----------  ----------

                                                          Cost or
                                                        Contributed
              Debt Securities:                Maturity     Value    Fair Value
              ----------------                --------- ----------- -----------
 Avery Communications, Inc. Convertible Note.  12/10/02 $  350,000  $  350,000
 Divaris Consolidated Investments, Inc.......   6/29/04  1,100,000   1,100,000
 Extraction Technologies of VA, LLC..........   7/22/03    900,000     900,000
 JMS Wordwide, Inc...........................   7/31/03  1,000,000   1,000,000
 Diversified Telecom, Inc....................    Demand    133,837     133,837
 Diversified Telecom, Inc....................   5/19/02    152,145     152,145
 The Netplex Group, Inc......................   2/25/04    758,319     758,319
 SECC (formerly MilleCom, Inc.)..............   3/31/04    900,000     900,000
 SECC (formerly MilleCom, Inc.)..............   5/11/04    360,000     360,000
 DigitalSquare.com Convertible Note..........  12/31/99    500,000     500,000
 ISR Solutions, Inc..........................   6/30/04    740,167     740,167
                                                        ----------  ----------
   Total debt securities.....................            6,894,468   6,894,468
                                                        ----------  ----------

                                       Number               Cost or
                                         of    Percentage Contributed Fair Market
      Stock Options and Warrants       Shares  Ownership     Value       Value
      --------------------------       ------- ---------- ----------- -----------
Public Traded Companies:
 Avery Communications, Inc............ 126,000    0.00    $        -- $        --
 Netplex Group, Inc. (a)..............  75,000    0.70             --      74,100
 Electronic Business Systems, Inc.
  (formerly Triangle Imaging Group,
  Inc.) (a)...........................  20,000    0.14             --          --

Private Companies:
 Real Time Data Management Services,
  Inc.................................     125   29.41        115,000     122,000
 Delta Education Systems, Inc.........     639   39.00         48,200      48,200
 Diversified Telecom, Inc.............   8,998   15.00             --          --
 Crispies, Inc........................     524    6.37          2,800       2,800
 Triangle Biomedical Sciences.........  23,260    6.57             --          --
 Extraction Technologies of VA, LLC...      --   15.00             --          --
 JMS Wordwide, Inc....................     199    5.00             --          --
 EPM Development Systems Corp.........      87    8.00         11,600      11,600
 Fire King International..............      --    3.75             --          --
 QuesTech Packaging, Inc..............      --   12.50             --          --
 SECC (formerly MilleCom, Inc.)....... 150,000    3.15             --          --
 Eton Court Asset Management, Ltd.....  14,943   13.00         34,700      34,700
 Fairfax Publishing Co., Inc..........     526   16.50         73,600      73,600
 ISR Solutions, Inc................... 476,951    6.00         10,000      10,000
                                                          ----------- -----------
  Total options and warrants..........                        295,900     377,000
                                                          ----------- -----------
  Total investments...................                    $23,860,295 $24,342,250
                                                          =========== ===========

  The Company's investment portfolio at June 30, 2000 consisted of the follow-ing:

                                                           Cost or      Fair
                                               Number of Contributed   Market
              Equity Securities:                Shares      Value      Value
              ------------------               --------- ----------- ----------
Publicly Traded Companies:
 Avery Communications, Inc. Common Stock......   245,000 $  249,900  $  156,310
 Netplex Group, Inc. Common Stock (a).........    66,400    464,800     129,281
 Netplex Group, Inc. Preferred Stock.......... 2,300,000  1,151,784   1,151,784
 Electronic Business Systems, Inc. (formerly
  Triangle Imaging Group, Inc.) Convertible
  Preferred Stock (b) (c).....................       700  2,046,004   1,346,004
 Electronic Business Systems, Inc. (formerly
  Triangle Imaging Group, Inc.) Common Stock
  (b) (c).....................................   500,000    225,000      28,000
 Electronic Business Systems, Inc. (formerly
  Triangle Imaging Group, Inc.) Common Stock
  (b) (c)..................................... 1,080,071     60,484      60,484

                                                          Cost or
                                              Number of Contributed Fair Market
                                               Shares      Value       Value
                                              --------- ----------- -----------
Private Companies:
 Real Time Data Management Services, Inc.
  Preferred Stock............................       300 $  286,859  $  463,500
 Delta Education Systems, Inc. Preferred
  Stock......................................     1,625  1,594,283   1,594,283
 Diversified Telecom, Inc. Preferred Stock
  (c)........................................     1,500  1,500,000     750,000
 Crispies, Inc. Preferred Stock..............       400    398,320     398,320
 Triangle Biomedical Sciences Preferred
  Stock......................................     2,000  1,988,481   1,988,481
 JMS Worldwide, Inc. Preferred Stock.........     1,500  1,500,000   1,500,000
 EPM Development Systems Corp. Preferred
  Stock......................................     1,500  1,492,847   1,492,847
 Fire King International Preferred Stock.....     2,000  2,000,000   2,000,000
 SECC (formerly MilleCom, Inc.) Common Stock.        60         60          60
 Eton Court Asset Management, Ltd. Preferred
  Stock......................................     1,000    973,397     973,397
 Fairfax Publishing Co., Inc. Preferred
  Stock......................................     1,100  1,042,347   1,042,347
 DigitalSquare.com Preferred Stock........... 1,210,739  1,513,425   1,513,425
 Answernet, Inc. Preferred Stock.............       550    303,194     303,194
 Answernet, Inc. Preferred Stock.............       700    376,926     376,926
 ISR Solutions, Inc. Preferred Stock.........       500    497,407     497,407
 Capital Markets Group, Inc. Preferred Stock.     1,500  1,500,000   1,500,000
 Jubilee Tech International, Inc. Convertible
  Preferred Stock............................ 2,444,444  1,971,000   1,971,000
 VentureCom, Inc. Preferred Stock............   278,164  2,000,000   2,000,000
                                                        ----------  ----------
   Total equity securities...................           25,136,518  23,237,050
                                                        ----------  ----------

                                                          Cost or
                                                        Contributed
              Debt Securities:                Maturity     Value    Fair Value
              ----------------                --------- ----------- -----------
 Avery Communications, Inc. Convertible Note.  12/10/02 $  350,000  $  350,000
 Extraction Technologies of VA, LLC..........   7/22/03    900,000     900,000
 Extraction Technologies of VA, LLC..........   8/31/04    202,316     202,316
 Extraction Technologies of VA, LLC..........   11/2/04    373,711     373,711
 Extraction Technologies of VA, LLC..........    2/7/05    263,742     263,742
 Extraction Technologies of VA, LLC..........   2/25/05     97,409      97,409
 Extraction Technologies of VA, LLC..........   3/14/05     95,584      95,584
 JMS Wordwide, Inc...........................   7/31/03    950,000     950,000
 Diversified Telecom, Inc....................    Demand     84,250      84,250
 Diversified Telecom, Inc....................   5/19/02    156,387     156,387
 SECC (formerly MilleCom, Inc.)..............   3/31/04    900,000     900,000
 SECC (formerly MilleCom, Inc.)..............   5/11/04    360,000     360,000
 ISR Solutions, Inc..........................   6/30/04    742,167     742,167
 Fire King International.....................    Demand    550,000     550,000
 TABET Manufacturing Co., Inc................  12/31/04    283,230     283,230
 National Assisted Living, LP................  12/31/04  1,408,689   1,408,689
 Electronic Business Systems, Inc. (formerly
  Triangle Imaging Group, Inc.) (b)..........   1/31/05    424,931     424,931
 New Dominion Pictures LLC...................   4/30/06    735,350     735,350
                                                        ----------  ----------
   Total debt securities.....................            8,877,766   8,877,766
                                                        ----------  ----------

                                                             Cost or
                                      Number of Percentage Contributed Fair Market
     Stock Options and Warrants:       Shares   Ownership     Value       Value
     ---------------------------      --------- ---------- ----------- -----------
Publicly Traded Companies:
 Avery Communications, Inc...........   126,000    0.00    $        -- $        --
 Netplex Group, Inc. (a).............   300,000    2.10        900,000     171,600
 Electronic Business Systems, Inc.
  (formerly Triangle Imaging Group,
  Inc.) (a)(b).......................    56,000    0.39             --          --

Private Companies:
 Real Time Data Management Services,
  Inc................................       125   29.41        115,000     139,573
 Delta Education Systems, Inc........       639   39.00         48,200      69,546
 Diversified Telecom, Inc. ..........     8,998   15.00             --          --
 Crispies, Inc. .....................       524    6.37          2,800       3,235
 Triangle Biomedical Sciences........    50,743   11.70        127,449     127,449
 Extraction Technologies of VA, LLC..        --   39.00        337,567     337,567
 JMS Wordwide, Inc...................       199    5.00             --          --
 EPM Development Systems Corp........        87    8.00         11,600     634,278
 Fire King International.............         4    4.00             --          --
 SECC (formerly MilleCom, Inc.)......   150,000    3.15             --          --
 Eton Court Asset Management, Ltd....    14,943   13.00         34,700      34,700
 Fairfax Publishing Co., Inc.........       526   16.50         73,600      73,600
 ISR Solutions, Inc..................   550,973    7.20         12,936      12,936
 DigitalSquare.com...................    81,074    5.70             --          --
 Answernet, Inc......................    69,837   17.64        268,615     268,615
 TABET Manufacturing Co., Inc........   500,000   20.00        175,400     175,400
 National Assisted Living, LP........        --   15.00        667,000     667,000
 Capital Markets Group, Inc.......... 2,294,118   15.00             --          --
 Jubilee Tech International, Inc.....   400,000    1.60        240,000     240,000
 Signius Investment Corporation......        12   11.67        332,595     332,595
 VentureCom, Inc.....................    38,943    0.37             --          --
 New Dominion Pictures LLC...........        --    9.00        464,650     464,650
                                                           ----------- -----------
   Total options and warrants........                        3,812,112   3,752,744
                                                           ----------- -----------
   Total investments.................                      $37,826,396 $35,867,560
                                                           =========== ===========

(a) Rule 144A restricted securities

(b) The Company is an affiliate of this entity at June 30, 2000.

(c) Entity is in default with respect to dividend/interest payments.

Shareholder Information

                                         Stock Transfer Agent and
Corporate Offices                        Registrar

Norfolk, Virginia                        Investors with questions
Headquarters                             concerning account information,
300 E. Main Street, Suite 1380           replacing lost or stolen certificates,
Norfolk, VA 23510                        transferring securities or
Telephone: 757-626-1111                  processing a change of address
Facsimile: 757-626-0114                  should contact:
waterside@watersidecapital.com
                                         Registrar and Transfer Company
Reston, Virginia                         10 Commerce Drive
11921 Freedom Dr., Suite 920             Cranford, New Jersey 07016-3572
Reston, VA 20190                         Telephone: 800-368-5948
Telephone: 703-481-4537                  Facsimile: 908-497-2310
Facsimile: 703-481-4538
jlong@watersidecapital.com



Investor Relations                           Stock Listing

Investors requiring information about        Waterside Capital Corporation
the Company should contact:                  Common Stock is traded on the
                                             NASDAQ Stock Market
Gerald T. McDonald                           under the symbol WSCC
Chief Financial Officer
Telephone: 757-626-1111
Facsimile: 757-626-0114                      Independent Public Accountants
gmcdonald@watersidecapital.com
                                             KPMG LLP
Annual Meeting of Shareholders               Norfolk, Virginia

The annual shareholders' meeting will        Corporate Counsel
be held Monday, October 23, 2000 at
11:00 a.m. at Nauticus, One Waterside        Williams, Mullen, Clark, &
Drive, Norfolk, Virginia                     Dobbins, P.C.
All shareholders are invited to attend       Virginia Beach, Virginia




Directors and Officers

Directors
Peter M. Meredith, Jr.(1,3)             Eric L. Fox                             Augustus C. Miller
Chairman of the Board                   Portfolio Manager                       President and Chief
President                               Paine Webber                            Executive Officer
Meredith Construction Co. Inc.                                                  Miller Oil Co, Inc.
                                        Roger L. Frost(2)
J. Alan Lindauer(1)                     Retired                                 Juan M. Montero, II
President and Chief Executive                                                   General and Thoracic
Officer                                 Ernest F. Hardee(1,3)                   Surgery
                                        President and Chief Executive
James E. Andrews                        Officer                                 R. Scott Morgan, Sr.(1)
Principal Owner                         Hardee Realty Corporation               President
Anzell Automotive, Inc.                                                         TowneBank
                                        Henry U. Harris, III
J. W. Whiting Chisman, Jr.(1,3)         President                               Richard G. Ornstein(1)
President                               Virginia Investment                     Real Estate Management and
Dare Investment Company                 Counselors, Inc.                        Development

Jeffrey R. Ellis                        Robert I. Low(1,2)                      Jordan E. Sloan
Private Investor                        Senior Partner                          Chairman and Chief
                                        Goodman & Company                       Executive Officer
                                                                                Harbor Group Companies
Marvin S. Friedberg                     Harold J. Marioneaux, Jr.
Chief Executive Officer                 Dental Surgeon
Virginia Commonwealth
Trading Company                         Charles H. Merriman, III(1)
                                        Manager, Corporate Finance
                                        Department
                                        Scott & Stringfellow, Inc.



Officers

J. Alan Lindauer
President and Chief Executive
Officer

Gerald T. McDonald
Secretary and Chief Financial
Officer

Martin N. Speroni
Vice President and Director of
Research

Lex W. Troutman
Vice President and Business
Development Officer

James S. Long
Vice President and Business
Development Officer


1. Executive Committee
2. Audit Committee
3. Compensation/Stock
   Option Committee

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







                         WATERSIDE CAPITAL CORPORATION
          300 East Main Street . Suite 1380 . Norfolk, Virginia 23510
                       www.waterside@watersidecapital.com


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